                                                                     EX-99.B18AI
                                                         Exhibit 24(b)(18)(a)(i)


                                   APPENDIX A

                         (As revised December 18, 1997)

                         List of Funds and Their Classes


1.  Delaware Group Equity Funds I, Inc.

        Delaware Fund

                 Delaware Fund A Class
                 Delaware Fund B Class
                 Delaware Fund C Class
                 Delaware Fund Institutional Class

        Devon Fund

                 Devon Fund A Class
                 Devon Fund B Class
                 Devon Fund C Class
                 Devon Fund Institutional Class


2.  Delaware Group Equity Funds II, Inc.

        Decatur Income Fund

                 Decatur Income Fund A Class
                 Decatur Income Fund B Class
                 Decatur Income Fund C Class
                 Decatur Income Fund Institutional Class

        Decatur Total Return Fund

                 Decatur Total Return Fund A Class
                 Decatur Total Return Fund B Class
                 Decatur Total Return Fund C Class
                 Decatur Total Return Fund Institutional Class

        Blue Chip Fund (Added February 24, 1997)

                 Blue Chip Fund A Class
                 Blue Chip Fund B Class
                 Blue Chip Fund C Class
                 Blue Chip Fund Institutional Class

        Quantum Fund (Added February 24, 1997)

                 Quantum Fund A Class
                 Quantum Fund B Class
                 Quantum Fund C Class
                 Quantum Fund Institutional Class


3.  Delaware Group Equity Funds III, Inc. (Formerly Trend)

        Trend Fund

                 Trend Fund A Class
                 Trend Fund B Class
                 Trend Fund C Class
                 Trend Fund Institutional Class


4.  Delaware Group Equity Funds IV, Inc.

        DelCap Fund

                 DelCap Fund A Class
                 DelCap Fund B Class
                 DelCap Fund C Class
                 DelCap Fund Institutional Class

        Capital Appreciation Fund (Added November 29, 1996)

                 Capital Appreciation Fund A Class
                 Capital Appreciation Fund B Class
                 Capital Appreciation Fund C Class
                 Capital Appreciation Fund Institutional Class


5.  Delaware Group Equity Funds V, Inc. (Formerly Value)

        Small Cap Value Fund (Formerly Value Fund)

                 Small Cap Value Fund A Class
                 Small Cap Value Fund B Class
                 Small Cap Value Fund C Class
                 Small Cap Value Fund Institutional Class

        Retirement Income Fund (Added November 29, 1996)

                 Retirement Income Fund A Class
                 Retirement Income Fund B Class
                 Retirement Income Fund C Class
                 Retirement Income Fund Institutional Class

6.  Delaware Group Global & International Funds, Inc.

        International Equity Series

                 International Equity Fund A Class
                 International Equity Fund B Class
                 International Equity Fund C Class
                 International Equity Fund Institutional Class

        Global Bond Series

                 Global Bond Fund A Class
                 Global Bond Fund B Class
                 Global Bond Fund C Class
                 Global Bond Fund Institutional Class

        Global Assets Series

                 Global Assets Fund A Class
                 Global Assets Fund B Class
                 Global Assets Fund C Class
                 Global Assets Fund Institutional Class

        Emerging Markets Series (Added May 1, 1996)

                 Emerging Markets Fund A Class
                 Emerging Markets Fund B Class
                 Emerging Markets Fund C Class
                 Emerging Markets Fund Institutional Class


7.  Delaware Group Income Funds, Inc.

        Strategic Income Fund (Added September 30, 1996)

                 Strategic Income Fund A Class
                 Strategic Income Fund B Class
                 Strategic Income Fund C Class
                 Strategic Income Fund Institutional Class


8.  Delaware Pooled Trust, Inc.

        The Real Estate Investment Trust Portfolio (added October 14, 1997)

                 REIT Fund A Class
                 REIT Fund B Class
                 REIT Fund C Class
                 REIT Fund Institutional Class

9.  Delaware Group Foundation Funds (added December 18, 1997)

        Income Portfolio

                 Income Fund A Class
                 Income Fund B Class
                 Income Fund C Class
                 Income Fund Institutional Class

        Balanced Portfolio

                 Balanced Fund A Class
                 Balanced Fund B Class
                 Balanced Fund C Class
                 Balanced Fund Institutional Class

        Growth Portfolio

                 Growth Fund A Class
                 Growth Fund B Class
                 Growth Fund C Class
                 Growth Fund Institutional Class